UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-01608

Franklin High Income Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)           (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/10

Item 1. Reports to Stockholders.

MAY 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

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on **franklintempleton.com**

FIXED INCOME

Franklin High Income Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin • Templeton • Mutual Series

MAY 31, 2010 ANNUAL REPORT AND SHAREHOLDER LETTER Sign up for electronic delivery on franklintempleton.com F I X E D I N C O M E FRANKLIN HIGH INCOME FUND

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups— Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE	Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION	Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST	At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.
Not part of the annual report

Contents

Shareholder Letter	1
Annual Report
Franklin High Income Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and Statement of Investments	15
Financial Statements	30
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	48
Tax Designation	49
Board Members and Officers	50
Shareholder Information	55
Shareholder Letter
Dear Shareholder:
During the year ended May 31, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, by fourth quarter 2009 and into 2010, most companies beat consensus earnings estimates, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong rally until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. In addition, concerns about some European countries’ creditworthiness contributed to significant market uncertainty. Investors also questioned the global recovery’s sustainability as some government stimulus measures began to wind down. During the period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached historically steep levels during the first quarter of 2010 and flattened only slightly by period-end.
We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and economic recovery.
Franklin High Income Fund’s annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about our investment decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, and find helpful financial planning tools. We hope you will take advantage of these online services.
Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.
We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.
Sincerely,
Christopher J. Molumphy, CFA
President and Chief Executive Officer – Investment Management
Franklin High Income Trust
CFA® is a trademark owned by CFA Institute.
This letter reflects our analysis and opinions as of May 31, 2010. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.
2 | Not part of the annual report

Annual Report
Franklin High Income Fund
Your Fund’s Goals and Main Investments: Franklin High Income Fund seeks a high level of current income, with a secondary goal of capital appreciation, by investing substantially in high yield, lower rated debt securities and preferred stocks.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.
This annual report for Franklin High Income Fund covers the fiscal year ended May 31, 2010.
Performance Overview
Franklin High Income Fund – Class A delivered a +23.50% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Credit Suisse (CS) High Yield Index, which posted a +29.96% total return, and its peers, as measured by the Lipper High Current Yield Funds Classification Average, which had a +26.17% total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.
Economic and Market Overview
The U.S. economy improved during the 12-month reporting period as corporate profits, manufacturing, consumer spending, consumer confidence and exports showed gains. The nation’s economic activity as measured by gross domestic product registered annualized quarterly rates of -0.7%, 2.2% and 5.6% in the last three quarters of 2009, and an estimated 2.7% in 2010’s first quarter. Remaining challenges to sustained economic recovery included
1.   Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.
      Source: Lipper Inc. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the one-year period ended 5/31/10, there were 471 funds in this category. Lipper calculations do not include sales charges but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these or other factors had been considered.
      Indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 20.
Annual Report | 3

Asset Allocation
Based on Total Net Assets as of 5/31/10
elevated debt concerns, a struggling housing sector and lack of job prospects for the unemployed as federal stimulus measures began to wind down. The unemployment rate, which peaked at 10.1% in October 2009, dipped to 9.7% by period-end.2
As economic conditions improved, demand for energy products increased and crude oil prices rose from $66 per barrel in May 2009 to $74 at period-end. May’s inflation rate was an annualized 2.0%.2 Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate,2 which was below the Federal Reserve Board’s (Fed’s) informal target range of 1.5% to 2.0%. The core personal consumption expenditures price index reported a 12-month increase of 1.3%.3
During the period under review, economic improvement and benign inflation trends prompted Fed policymakers to maintain record-low interest rates and discontinue certain stimulus plans. Noting that it believed the recession had ended, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% and began laying the groundwork for its exit strategy. The market anticipated an eventual tightening of monetary policy and a gradual phase-out of the Fed’s support and liquidity programs.
Near period-end, investor fears about some European countries’ debt created a period of intense volatility in financial markets. Wary investors favored short-term Treasuries, and the Treasury yield curve reached historically steep levels during the period. The spread between two- and 10-year Treasury yields held steady at 255 basis points (100 basis points equal one percentage point). The two-year Treasury bill yield decreased from 0.92% to 0.76% over the 12-month period, while the 10-year Treasury note yield decreased from 3.47% to 3.31%.
The opening of credit markets during the period allowed many companies to issue bonds to refinance and extend existing balance sheet debt. Largely as a result, over the past year, fears subsided about potentially higher default rates due to an inability to refinance debt, which drove prices higher for corporate debt and equity securities. In addition, cost controls contributed to improved operating margins and year-over-year corporate earnings gains by period-end. Equity market strength, combined with an accommodative Fed and modest decline in longer term interest rates, supported the high yield corporate bond market. Certain merger and acquisition activity and announcements by select private high yield issuers of plans to issue stock in initial public offerings also led to improved pricing for some high yield issuers. During 2009, significant

2.	Source: Bureau of Labor Statistics.

3.	Source: Bureau of Economic Analysis.
4 | Annual Report

Dividend Distributions*
6/1/09–5/31/10

Dividend per Share
Month	Class A	Class B	Class C	Class R	Advisor Class

June	1.15 cents	1.09 cents	1.09 cents	1.10 cents	1.17 cents
July	1.15 cents	1.09 cents	1.09 cents	1.10 cents	1.17 cents
August	1.15 cents	1.09 cents	1.09 cents	1.10 cents	1.17 cents
September	1.15 cents	1.07 cents	1.07 cents	1.09 cents	1.17 cents
October	1.15 cents	1.07 cents	1.07 cents	1.09 cents	1.17 cents
November	1.15 cents	1.07 cents	1.07 cents	1.09 cents	1.17 cents
December**	2.35 cents	2.27 cents	2.27 cents	2.30 cents	2.37 cents
January	1.15 cents	1.07 cents	1.07 cents	1.10 cents	1.17 cents
February	1.15 cents	1.07 cents	1.07 cents	1.10 cents	1.17 cents
March	1.15 cents	1.07 cents	1.06 cents	1.09 cents	1.17 cents
April	1.15 cents	1.07 cents	1.06 cents	1.09 cents	1.17 cents
May	1.15 cents	1.07 cents	1.06 cents	1.09 cents	1.17 cents

Total	15.00 cents	14.10 cents	14.07 cents	14.34 cents	15.24 cents

*	All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**	Includes an additional 1.20 cent per share distribution to meet excise tax requirements.
inflows to high yield mutual funds and increased allocations to the asset class by institutional and multi-sector managers supported high yield bond prices and allowed a very heavy new-issue supply to be absorbed without causing undue pricing pressure on secondary market prices. Largely as a result of these factors, the CS High Yield Index generated a +29.96% total return during the 12 months under review.1 Overall, the yield spread over U.S. Treasury securities declined from 10.7 percentage points at the beginning of the period to 6.9 percentage points by period-end, after hitting a month-end period-low of 5.7 percentage points in April.4
Investment Strategy
We are disciplined, fundamental investors who mainly rely on our analysts’ in-depth industry expertise to evaluate companies. We examine sectors and individual securities in detail. When evaluating an issuer’s creditworthiness, we consider the issuer’s experience, managerial strength, sensitivity to economic conditions, credit rating, and current and prospective financial condition.
4.   Source: Credit Suisse.
Annual Report | 5

Top 10 Holdings by Issuer*
5/31/10

Company	% of Total
Sector/Industry	Net Assets
HCA Inc.	2.4%
Health Care Equipment & Services

Ford Motor Credit Co. LLC	2.1%
Automobiles & Components

GMAC LLC	1.8%
Diversified Financials

MGM Mirage	1.5%
Consumer Services

Chesapeake Energy Corp.	1.4%
Energy

Texas Competitive Electric Holdings Co. LLC	1.4%
Utilities

Harrah’s Operating Co. Inc.	1.4%
Consumer Services

CIT Group Inc.	1.2%
Diversified Financials

El Paso Corp.	1.2%
Energy

Bank of America Corp.	1.1%
Diversified Financials

*	Securities are listed by issuer, which may appear by another name in the SOI.
Manager’s Discussion
Franklin High Income Fund, despite strong absolute returns, underperformed its Lipper peer group during the fiscal year under review.5 Although the Fund sought to increase its allocation to higher beta sectors (such as high yield corporate bonds) and securities (including distressed bonds), a somewhat higher quality bias constrained relative performance.
In addition to the overall quality positioning, the Fund’s industry weightings also affected relative performance. For example, overweighted exposure to the broadcasting industry benefited relative results as certain distressed radio and television broadcasting bonds experienced substantial price gains during the Fund’s fiscal year based on an improvement in valuations for those enterprises and, in some cases, a much lower perceived default risk.6 In addition, the Fund’s somewhat underweighted exposure to the telecommunications industry aided relative results as this more defensive industry lagged the overall market.7 Finally, an overweighted allocation to the chemicals industry contributed to relative performance.8 Market expectations that certain chemicals companies may experience year-over-year earnings improvements in 2010 after a very difficult 2009 operating environment, combined with certain issuers’ ability to access public bond markets for refinancing, helped this industry to outperform the overall market.
Detractors from relative performance included underweighted positions in certain higher beta industries. For example, the information technology sector was hard hit by the economic downturn, but it began to see a rebound in 2010, driven first by inventory restocking and then by improving demand in certain segments.9 Consequently, certain distressed issues from this sector experienced significant rebounds during the 12 months under review. As a result, the Fund’s underweighted positioning detracted from relative performance. Overweighted exposure to the lower beta utilities sector was also a drag on relative results during the period, partly because of the sector’s generally defensive nature. In addition, continued weakness in natural gas prices contributed to challenging outlooks for coal-based independent power producers, which benefit from higher prices. Similarly, the Fund’s heavier exposure to the energy sector also negatively affected relative performance. The sector is generally composed of
5.   For industry weighting comparisons, the Fund’s peer group comprises some of the mutual funds found within the Lipper High Current Yield Funds Classification Average. See footnote 1 for a description of the Lipper Average.
6.   The broadcasting industry is part of media in the SOI.
7.   The telecommunications industry is part of telecommunication services in the SOI.
8.   The chemicals industry is part of materials in the SOI.
9.   The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.
6 | Annual Report

lower beta, higher quality issues that may lag during periods of strong market returns. Additionally, the recent Gulf of Mexico oil spill and resulting broad-based price declines for most energy company stocks pressured various high yield energy issues toward period-end.
The high yield market experienced some pressure in May amid mutual fund outflows and as global risk aversion increased along with fiscal concerns in Europe, the Gulf of Mexico oil spill and weaker equity markets. Nonetheless, many analysts’ expectations for improved corporate earnings and a declining default rate through 2010 provided some support for the high yield asset class’s fundamental outlook, despite challenging conditions. At period-end, valuations for high yield corporate bonds were somewhat cheap compared to the long-term average, offering what we believed were certain attractive investment opportunities.
Thank you for your continued participation in Franklin High Income Fund. We look forward to serving your future investment needs.

Christopher J. Molumphy, CFA Senior Portfolio Manager

Eric G. Takaha, CFA Portfolio Manager Franklin High Income Fund
The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
Annual Report | 7

Performance Summary as of 5/31/10
Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.
Price and Distribution Information

Class A (Symbol: FHAIX)		Change	5/31/10	5/31/09
Net Asset Value (NAV)		+$0.23	$1.89	$1.66
Distributions (6/1/09–5/31/10)
Dividend Income	$0.1500

Class B (Symbol: FHIBX)		Change	5/31/10	5/31/09
Net Asset Value (NAV)		+$0.22	$1.88	$1.66
Distributions (6/1/09–5/31/10)
Dividend Income	$0.1410

Class C (Symbol: FCHIX)		Change	5/31/10	5/31/09
Net Asset Value (NAV)		+$0.23	$1.90	$1.67
Distributions (6/1/09–5/31/10)
Dividend Income	$0.1407

Class R (Symbol: FHIRX)		Change	5/31/10	5/31/09
Net Asset Value (NAV)		+$0.23	$1.91	$1.68
Distributions (6/1/09–5/31/10)
Dividend Income	$0.1434

Advisor Class (Symbol: FVHIX)		Change	5/31/10	5/31/09
Net Asset Value (NAV)		+$0.23	$1.89	$1.66
Distributions (6/1/09–5/31/10)
Dividend Income	$0.1524
Performance
Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+23.50%	+34.58%	+93.46%
Average Annual Total Return[2]		+18.50%	+5.23%	+6.37%
Value of $10,000 Investment[3]		$11,850	$12,902	$18,540
Avg. Ann. Total Return (6/30/10)[4]		+15.69%	+5.15%	+6.21%
Distribution Rate[5]	7.01%
30-Day Standardized Yield[6]	6.86%
Total Annual Operating Expenses[7]	0.80%
8 | Annual Report

Performance Summary (continued)
Performance (continued)

Class B		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+22.27%	+31.28%	+85.12%
Average Annual Total Return[2]		+18.27%	+5.30%	+6.25%
Value of $10,000 Investment[3]		$11,827	$12,948	$18,512
Avg. Ann. Total Return (6/30/10)[4]		+17.27%	+5.23%	+6.19%
Distribution Rate[5]	6.83%
30-Day Standardized Yield[6]	6.69%
Total Annual Operating Expenses[7]	1.30%

Class C		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+22.74%	+30.99%	+83.35%
Average Annual Total Return[2]		+21.74%	+5.55%	+6.25%
Value of $10,000 Investment[3]		$12,174	$13,099	$18,335
Avg. Ann. Total Return (6/30/10)[4]		+20.02%	+5.57%	+6.14%
Distribution Rate[5]	6.69%
30-Day Standardized Yield[6]	6.69%
Total Annual Operating Expenses[7]	1.30%

Class R		1-Year	5-Year	Inception (1/1/02)
Cumulative Total Return[1]		+22.78%	+32.54%	+89.03%
Average Annual Total Return[2]		+22.78%	+5.80%	+7.87%
Value of $10,000 Investment[3]		$12,278	$13,254	$18,903
Avg. Ann. Total Return (6/30/10)[4]		+20.46%	+5.61%	+7.93%
Distribution Rate[5]	6.85%
30-Day Standardized Yield[6]	6.83%
Total Annual Operating Expenses[7]	1.15%

Advisor Class		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+23.65%	+35.50%	+96.05%
Average Annual Total Return[2]		+23.65%	+6.26%	+6.96%
Value of $10,000 Investment[3]		$12,365	$13,550	$19,605
Avg. Ann. Total Return (6/30/10)[4]		+21.93%	+6.29%	+6.85%
Distribution Rate[5]	7.43%
30-Day Standardized Yield[6]	7.35%
Total Annual Operating Expenses[7]	0.65%
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.
Annual Report | 9

Performance Summary (continued)
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.
Average Annual Total Return

Class A	5/31/10
1-Year	+18.50%
5-Year	+5.23%
10-Year	+6.37%
Average Annual Total Return

Class B	5/31/10
1-Year	+18.27%
5-Year	+5.30%
10-Year	+6.25%
10 | Annual Report

Performance Summary (continued)
Average Annual Total Return

Class C	5/31/10
1-Year	+21.74%
5-Year	+5.55%
10-Year	+6.25%
Average Annual Total Return

Class R	5/31/10
1-Year	+22.78%
5-Year	+5.80%
Since Inception (1/1/02)	+7.87%
Annual Report | 11

Performance Summary (continued)
Average Annual Total Return

Advisor Class	5/31/10
1-Year	+23.65%
5-Year	+6.26%
10-Year	+6.96%
Endnotes
The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.
1.   Cumulative total return represents the change in value of an investment over the periods indicated.
2.   Average annual total return represents the average annual change in value of an investment over the periods indicated.
3.   These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4.   In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5.   Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 5/31/10.
6.   The 30-day standardized yield for the 30 days ended 5/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7.   Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8.   Sources: © 2010 Morningstar; Lipper Inc. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar denominated high yield debt market. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the period ended 5/31/10, there were 471 funds in this category. Lipper calculations do not include sales charges.
12 | Annual Report

Your Fund’s Expenses
As a Fund shareholder, you can incur two types of costs:
•	Transaction costs, including sales charges (loads) on Fund purchases; and
•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.
The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.
You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:
1.	Divide your account value by $1,000. If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Expenses Paid During Period.” If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.
In this illustration, the estimated expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.
Annual Report | 13

Your Fund’s Expenses (continued)
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 12/1/09	Value 5/31/10	Period* 12/1/09–5/31/10
Class A
Actual	$1,000	$1,048.80	$3.78
Hypothetical (5% return before expenses)	$1,000	$1,021.24	$3.73
Class B
Actual	$1,000	$1,040.80	$6.31
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.24
Class C
Actual	$1,000	$1,040.30	$6.36
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.29
Class R
Actual	$1,000	$1,046.50	$5.61
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.54
Advisor Class
Actual	$1,000	$1,043.90	$3.06
Hypothetical (5% return before expenses)	$1,000	$1,021.94	$3.02

*	Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.74%; B: 1.24%; C: 1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
14 | Annual Report

Franklin High Income Trust
Financial Highlights
Franklin High Income Fund

	Year Ended May 31,
	2010	2009	2008	2007	2006

Class A
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$1.66	$2.01	$2.17	$2.08	$2.09

Income from investment operations[a]:
Net investment income[b]	0.15	0.14	0.15	0.15	0.15
Net realized and unrealized gains (losses)	0.23	(0.34)	(0.15)	0.10	(0.01)

Total from investment operations	0.38	(0.20)	—	0.25	0.14

Less distributions from net investment income	(0.15)	(0.15)	(0.16)	(0.16)	(0.15)

Redemption fees[c]	—	— [d]	— [d]	— [d]	— [d]

Net asset value, end of year	$1.89	$1.66	$2.01	$2.17	$2.08

Total return[e]	23.50%	(9.23)%	0.02%	12.29%	6.89%

Ratios to average net assets
Expenses[f]	0.74%	0.78%	0.74%	0.76%	0.75%
Net investment income	8.30%	8.80%	7.62%	7.33%	7.17%

Supplemental data
Net assets, end of year (000’s)	$2,286,144	$1,811,866	$2,044,744	$2,278,898	$2,165,990
Portfolio turnover rate	41.14%	26.56%	31.17%	38.27%	29.26%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin High Income Trust
Financial Highlights (continued)
Franklin High Income Fund

	Year Ended May 31,
	2010	2009	2008	2007	2006

Class B
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$1.66	$2.00	$2.16	$2.07	$2.08

Income from investment operations[a]:
Net investment income[b]	0.14	0.14	0.14	0.14	0.14
Net realized and unrealized gains (losses)	0.22	(0.34)	(0.15)	0.09	(0.01)

Total from investment operations	0.36	(0.20)	(0.01)	0.23	0.13

Less distributions from net investment income	(0.14)	(0.14)	(0.15)	(0.14)	(0.14)

Redemption fees[c]	—	— [d]	— [d]	— [d]	— [d]

Net asset value, end of year	$1.88	$1.66	$2.00	$2.16	$2.07

Total return[e]	22.27%	(9.21)%	(0.51)%	11.78%	6.35%

Ratios to average net assets
Expenses[f]	1.25%	1.28%	1.25%	1.26%	1.25%
Net investment income	7.79%	8.30%	7.11%	6.83%	6.67%

Supplemental data
Net assets, end of year (000’s)	$48,366	$67,059	$114,793	$164,690	$184,076
Portfolio turnover rate	41.14%	26.56%	31.17%	38.27%	29.26%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin High Income Trust
Financial Highlights (continued)
Franklin High Income Fund

	Year Ended May 31,
	2010	2009	2008	2007	2006

Class C
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$1.67	$2.02	$2.18	$2.09	$2.10

Income from investment operations[a]:
Net investment income[b]	0.15	0.14	0.15	0.14	0.14
Net realized and unrealized gains (losses)	0.22	(0.35)	(0.16)	0.09	(0.01)

Total from investment operations	0.37	(0.21)	(0.01)	0.23	0.13

Less distributions from net investment income	(0.14)	(0.14)	(0.15)	(0.14)	(0.14)

Redemption fees[c]	—	— [d]	— [d]	— [d]	— [d]

Net asset value, end of year	$1.90	$1.67	$2.02	$2.18	$2.09

Total return[e]	22.74%	(9.65)%	(0.50)%	11.67%	6.31%

Ratios to average net assets
Expenses[f]	1.25%	1.28%	1.25%	1.26%	1.25%
Net investment income	7.79%	8.30%	7.11%	6.83%	6.67%

Supplemental data
Net assets, end of year (000’s)	$398,292	$310,399	$332,785	$384,421	$361,701
Portfolio turnover rate	41.14%	26.56%	31.17%	38.27%	29.26%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin High Income Trust
Financial Highlights (continued)
Franklin High Income Fund

	Year Ended May 31,
	2010	2009	2008	2007	2006

Class R
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$1.68	$2.02	$2.19	$2.09	$2.10

Income from investment operations[a]:
Net investment income[b]	0.15	0.14	0.15	0.15	0.14
Net realized and unrealized gains (losses)	0.22	(0.33)	(0.17)	0.10	(0.01)

Total from investment operations	0.37	(0.19)	(0.02)	0.25	0.13

Less distributions from net investment income	(0.14)	(0.15)	(0.15)	(0.15)	(0.14)

Redemption fees[c]	—	— [d]	— [d]	— [d]	— [d]

Net asset value, end of year	$1.91	$1.68	$2.02	$2.19	$2.09

Total return[e]	22.78%	(9.01)%	(0.79)%	12.33%	6.45%

Ratios to average net assets
Expenses[f]	1.10%	1.13%	1.10%	1.11%	1.10%
Net investment income	7.94%	8.45%	7.26%	6.98%	6.82%

Supplemental data
Net assets, end of year (000’s)	$122,056	$42,459	$35,766	$26,671	$9,972
Portfolio turnover rate	41.14%	26.56%	31.17%	38.27%	29.26%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin High Income Trust
Financial Highlights (continued)
Franklin High Income Fund

	Year Ended May 31,
	2010	2009	2008	2007	2006

Advisor Class
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$1.66	$2.01	$2.17	$2.08	$2.09

Income from investment operations[a]:
Net investment income[b]	0.16	0.14	0.16	0.16	0.15
Net realized and unrealized gains (losses)	0.22	(0.34)	(0.16)	0.09	(0.01)

Total from investment operations	0.38	(0.20)	—	0.25	0.14

Less distributions from net investment income	(0.15)	(0.15)	(0.16)	(0.16)	(0.15)

Redemption fees[c]	—	— [d]	— [d]	— [d]	— [d]

Net asset value, end of year	$1.89	$1.66	$2.01	$2.17	$2.08

Total return	23.65%	(9.12)%	0.18%	12.44%	7.06%

Ratios to average net assets
Expenses[e]	0.60%	0.63%	0.60%	0.61%	0.60%
Net investment income	8.44%	8.95%	7.76%	7.48%	7.32%

Supplemental data
Net assets, end of year (000’s)	$189,004	$149,485	$56,656	$56,593	$43,502
Portfolio turnover rate	41.14%	26.56%	31.17%	38.27%	29.26%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin High Income Trust
Statement of Investments, May 31, 2010

Franklin High Income Fund	Country	Principal Amount[a]	Value
[b,c] Senior Floating Rate Interests 1.9%
Materials 0.6%
Novelis Corp., U.S. Term Loan, 2.30% - 2.54%, 7/07/14	United States	20,585,594	$19,444,802

Media 0.3%
Univision Communications Inc., Initial Term Loan, 2.54%, 9/29/14	United States	10,000,000	8,620,310

Utilities 1.0%
Dynegy Holdings Inc.,
Term L/C Facility, 4.11%, 4/02/13	United States	13,861,332	13,266,446
Term Loan B, 4.11%, 4/02/13	United States	1,112,983	1,065,218
[d] Texas Competitive Electric Holdings Co. LLC, Term Loan, 5.75%, 10/10/14	United States	20,000,000	15,317,860

			29,649,524

Total Senior Floating Rate Interests (Cost $58,829,043)			57,714,636

Corporate Bonds 93.3%
Automobiles & Components 3.0%
[e] Cooper-Standard Automotive Inc., senior note, 144A, 8.50%, 5/01/18	United States	10,000,000	9,900,000
Ford Motor Credit Co. LLC, senior note,
7.50%, 8/01/12	United States	35,000,000	35,700,000
7.00%, 4/15/15	United States	18,000,000	17,833,932
8.125%, 1/15/20	United States	10,000,000	10,025,980
[e] TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	17,000,000	16,575,000

			90,034,912

Banks 0.5%
[f] Wells Fargo Capital XIII, pfd., 7.70%, Perpetual	United States	15,000,000	14,850,000

Capital Goods 5.3%
[e] Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15	United States	25,000,000	26,250,000
Arvinmeritor Inc., senior note, 10.625%, 3/15/18	United States	12,000,000	12,330,000
Case New Holland Inc., senior note,
7.125%, 3/01/14	United States	13,400,000	13,467,000
[e] 144A, 7.75%, 9/01/13	United States	5,000,000	5,112,500
Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15	United States	7,900,000	7,435,875
L-3 Communications Corp., senior sub. note, 6.125%, 1/15/14	United States	10,000,000	10,250,000
Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	16,500,000	16,293,750
Oshkosh Corp., senior note,
8.25%, 3/01/17	United States	3,500,000	3,622,500
8.50%, 3/01/20	United States	3,200,000	3,328,000
RBS Global & Rexnord Corp.,
[e] senior note, 144A, 8.50%, 5/01/18	United States	25,000,000	23,937,500
senior sub. note, 11.75%, 8/01/16	United States	9,100,000	9,555,000
RSC Equipment Rental Inc./RSC Holdings III LLC, senior note,
9.50%, 12/01/14	United States	26,000,000	24,830,000
[e] 144A, 10.25%, 11/15/19	United States	4,000,000	3,860,000

			160,272,125

20 | Annual Report

Franklin High Income Trust
Statement of Investments, May 31, 2010 (continued)

Franklin High Income Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Commercial & Professional Services 0.9%
[e] Geo Group Inc., senior note, 144A, 7.75%, 10/15/17	United States	5,500,000	$5,472,500
[g,h] Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	9,053,899	905
[e,i] JohnsonDiversey Holdings Inc., senior note, 144A, PIK, 10.50%, 5/15/20	United States	19,600,000	22,223,754

			27,697,159

Consumer Durables & Apparel 2.8%
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	26,000,000	25,610,000
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	25,000,000	25,121,875
KB Home, senior note, 6.25%, 6/15/15	United States	20,000,000	18,450,000
Phillips-Van Heusen Corp., senior note, 7.375%, 5/15/20	United States	5,500,000	5,527,500
Standard Pacific Corp., senior note, 8.375%, 5/15/18	United States	10,000,000	9,625,000

			84,334,375

Consumer Services 7.7%
Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14	United States	8,100,000	7,330,500
[e,h] Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15	United States	20,000,000	325,000
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	40,000,000	42,200,000
Host Hotels & Resorts LP, senior note,
K, 7.125%, 11/01/13	United States	10,000,000	10,050,000
Q, 6.75%, 6/01/16	United States	5,000,000	4,925,000
MGM MIRAGE,
senior note, 6.625%, 7/15/15	United States	40,000,000	31,600,000
senior note, 6.875%, 4/01/16	United States	10,000,000	7,700,000
[e] senior secured note, 144A, 9.00%, 3/15/20	United States	7,600,000	7,657,000
[e] Norwegian Cruise Line Ltd., senior secured note, 144A, 11.75%, 11/15/16	United States	25,000,000	26,875,000
Pinnacle Entertainment Inc.,
[e] senior note, 144A, 8.625%, 8/01/17	United States	16,800,000	17,052,000
senior sub. note, 8.25%, 3/15/12	United States	3,876,000	3,876,000
senior sub. note, 7.50%, 6/15/15	United States	9,000,000	8,415,000
Royal Caribbean Cruises Ltd.,
senior deb., 7.25%, 3/15/18	United States	15,000,000	14,475,000
senior note, 6.875%, 12/01/13	United States	2,000,000	1,955,000
[e] Shingle Springs Tribal Gaming, senior note, 144A, 9.375%, 6/15/15	United States	11,584,000	9,093,440
Starwood Hotels & Resorts Worldwide Inc., senior note,
6.75%, 5/15/18	United States	15,000,000	14,887,500
7.15%, 12/01/19	United States	5,000,000	4,975,000
[h] Station Casinos Inc.,
senior note, 6.00%, 4/01/12	United States	6,950,000	469,125
senior note, 7.75%, 8/15/16	United States	9,575,000	658,281
senior sub. note, 6.50%, 2/01/14	United States	3,400,000	46,750
senior sub. note, 6.875%, 3/01/16	United States	8,400,000	115,500
[e] Universal City Development,
senior note, 144A, 8.875%, 11/15/15	United States	18,000,000	17,910,000
senior sub. note, 144A, 10.875%, 11/15/16	United States	2,750,000	2,791,250

			235,382,346

Annual Report | 21

Franklin High Income Trust
Statement of Investments, May 31, 2010 (continued)

Franklin High Income Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Diversified Financials 5.6%
[f] Bank of America Corp., pfd., sub. bond, M, 8.125%, Perpetual	United States	35,000,000	$33,950,000
CIT Group Inc., senior secured sub. bond, 7.00%, 5/01/17	United States	40,000,000	36,300,000
GMAC Inc.,
senior note, 6.875%, 9/15/11	United States	35,000,000	35,175,000
senior note, 6.875%, 8/28/12	United States	5,000,000	4,962,500
sub. note, 8.00%, 12/31/18	United States	10,000,000	9,500,000
International Lease Finance Corp., senior note, R, 5.65%, 6/01/14	United States	35,000,000	30,275,000
[f] JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual	United States	15,000,000	15,307,980
[h] Lehman Brothers Holdings Inc., senior note,
6.20%, 9/26/14	United States	17,000,000	3,612,500
7.00%, 9/27/27	United States	8,000,000	1,700,000

			170,782,980

Energy 16.6%
[e] Antero Resources Finance, senior note, 144A, 9.375%, 12/01/17	United States	20,000,000	19,700,000
[e] Arch Coal Inc., senior note, 144A, 8.75%, 8/01/16	United States	4,500,000	4,612,500
Atlas Pipeline Partners LP, senior note,
8.125%, 12/15/15	United States	14,000,000	13,300,000
8.75%, 6/15/18	United States	11,000,000	10,450,000
Berry Petroleum Co., senior note, 10.25%, 6/01/14	United States	10,000,000	10,700,000
Chesapeake Energy Corp., senior note,
9.50%, 2/15/15	United States	5,000,000	5,437,500
6.625%, 1/15/16	United States	10,000,000	10,075,000
6.25%, 1/15/18	United States	27,600,000	27,531,000
Compagnie Generale de Geophysique-Veritas, senior note,
7.50%, 5/15/15	France	15,000,000	14,625,000
9.50%, 5/15/16	France	5,600,000	5,852,515
7.75%, 5/15/17	France	5,000,000	4,775,000
[e] Consol Energy Inc., senior note, 144A,
8.00%, 4/01/17	United States	7,400,000	7,557,250
8.25%, 4/01/20	United States	5,700,000	5,849,625
[e] Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 144A, 8.875%, 2/15/18	United States	8,000,000	7,920,000
Denbury Resources Inc., senior sub. note, 8.25%, 2/15/20	United States	9,264,000	9,611,400
El Paso Corp., senior note,
12.00%, 12/12/13	United States	10,000,000	11,600,000
6.875%, 6/15/14	United States	15,000,000	15,114,090
7.00%, 6/15/17	United States	8,500,000	8,345,088
[b] Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	25,000,000	22,970,225
[e] Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	20,000,000	19,500,000
[e] General Maritime Corp., senior note, 144A, 12.00%, 11/15/17	United States	14,200,000	14,501,750
[e] Holly Corp., senior note, 144A, 9.875%, 6/15/17	United States	9,250,000	9,388,750
[e] Holly Energy Partners LP, senior note, 144A, 8.25%, 3/15/18	United States	13,200,000	13,200,000
[e] Linn Energy Corp., senior note, 144A, 8.625%, 4/15/20	United States	20,700,000	20,596,500
22 | Annual Report

Franklin High Income Trust
Statement of Investments, May 31, 2010 (continued)

Franklin High Income Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Energy (continued)
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	4,750,000	$4,845,000
MarkWest Energy Partners LP, senior note, 8.75%, 4/15/18	United States	25,000,000	25,375,000
[e] Martin Midstream Partners LP, senior note, 144A, 8.875%, 4/01/18	United States	6,900,000	6,693,000
Peabody Energy Corp., senior note,
7.375%, 11/01/16	United States	6,900,000	7,193,250
B, 6.875%, 3/15/13	United States	10,000,000	10,100,000
Penn Virginia Resource, senior note, 8.25%, 4/15/18	United States	5,100,000	5,023,500
Petrohawk Energy Corp., senior note, 10.50%, 8/01/14	United States	21,550,000	22,896,875
[e] Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	19,700,000	17,828,500
Plains Exploration & Production Co., senior note,
10.00%, 3/01/16	United States	3,000,000	3,127,500
7.625%, 6/01/18	United States	27,000,000	25,312,500
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	20,000,000	19,600,000
11.75%, 1/01/16	United States	2,600,000	2,847,000
9.125%, 8/15/19	United States	5,000,000	5,037,500
[e] SandRidge Energy Inc., senior note, 144A,
8.00%, 6/01/18	United States	25,000,000	22,500,000
8.75%, 1/15/20	United States	3,300,000	3,003,000
Teekay Corp., senior note, 8.50%, 1/15/20	Canada	7,000,000	7,105,000
Tesoro Corp., senior note, 6.50%, 6/01/17	United States	25,000,000	22,375,000

			504,075,818

Food & Staples Retailing 0.8%
Rite Aid Corp., senior secured note, 9.75%, 6/12/16	United States	15,700,000	16,740,125
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	7,500,000	7,425,000

			24,165,125

Food, Beverage & Tobacco 1.7%
[e] CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	United States	15,000,000	14,812,500
Dole Food Co. Inc., senior secured note, 13.875%, 3/15/14	United States	11,171,000	12,958,360
[e] JBS USA LLC, senior note, 144A, 11.625%, 5/01/14	United States	23,000,000	25,386,250

			53,157,110

Health Care Equipment & Services 7.3%
Boston Scientific Corp., senior note, 6.00%, 1/15/20	United States	20,000,000	19,394,740
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	25,000,000	25,000,000
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	15,000,000	15,450,000
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	6,300,000	5,780,250
[e] senior secured bond, 144A, 7.25%, 9/15/20	United States	4,300,000	4,300,000
senior secured note, 9.125%, 11/15/14	United States	35,000,000	36,925,000
[e] senior secured note, 144A, 7.875%, 2/15/20	United States	15,000,000	15,300,000
[i] senior secured note, PIK, 9.625%, 11/15/16	United States	11,000,000	11,605,000
Tenet Healthcare Corp.,
senior note, 7.375%, 2/01/13	United States	9,600,000	9,648,000
[e] senior secured note, 144A, 8.875%, 7/01/19	United States	18,800,000	19,810,500
Annual Report | 23

Franklin High Income Trust
Statement of Investments, May 31, 2010 (continued)

Franklin High Income Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
United Surgical Partners International Inc., senior sub. note,
8.875%, 5/01/17	United States	8,500,000	$8,542,500
[i] PIK, 9.25%, 5/01/17	United States	14,000,000	13,965,000
[b,i] US Oncology Holdings Inc., senior note, PIK, FRN, 7.178%, 3/15/12	United States	25,809,000	23,453,412
Vanguard Health Holding Co. II LLC, senior note, 8.00%, 2/01/18	United States	15,000,000	14,325,000

			223,499,402

Household & Personal Products 0.4%
Cellu Tissue Holdings Inc., senior secured note, 11.50%, 6/01/14	United States	10,900,000	11,772,000

Materials 8.2%
Ball Corp., senior note,
7.125%, 9/01/16	United States	3,400,000	3,502,000
7.375%, 9/01/19	United States	3,400,000	3,459,500
6.75%, 9/15/20	United States	15,500,000	15,151,250
[e] Building Materials Corp. of America, senior note, 144A, 7.50%, 3/15/20	United States	10,000,000	9,825,000
CF Industries Holdings Inc., senior note, 6.875%, 5/01/18	United States	10,000,000	10,000,000
Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17	United States	15,000,000	16,333,860
Huntsman International LLC,
[e] senior note, 144A, 5.50%, 6/30/16	United States	1,100,000	962,500
senior sub. note, 7.875%, 11/15/14	United States	25,000,000	24,000,000
[e] Ineos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	1,700,000	1,691,500
[e] Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	22,000,000	16,775,000
[e] LBI Escrow Corp., senior secured note, 144A, 8.00%, 11/01/17	United States	10,000,000	10,200,000
[e] MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	23,400,000	23,575,500
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	15,000,000	15,337,500
NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	30,000,000	28,200,000
Novelis Inc., senior note,
7.25%, 2/15/15	Canada	5,900,000	5,559,570
11.50%, 2/15/15	Canada	3,150,000	3,433,500
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	20,000,000	20,475,000
[e] Reynolds Group Issuer Inc./LLC/SA, senior note, 144A, 8.50%, 5/15/18	United States	18,300,000	17,476,500
Solo Cup Co.,
senior secured note, 10.50%, 11/01/13	United States	5,100,000	5,214,750
senior sub. note, 8.50%, 2/15/14	United States	20,000,000	18,550,000

			249,722,930

Media 10.5%
[e] Cablevision Systems Corp., senior note, 144A, 8.625%, 9/15/17	United States	18,000,000	18,180,000
[e] CCH II LLC/CCH II Capital Corp., senior note, 144A, 13.50%, 11/30/16	United States	29,335,118	33,478,704
24 | Annual Report

Franklin High Income Trust
Statement of Investments, May 31, 2010 (continued)

Franklin High Income Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Media (continued)
[e] CCO Holdings LLC, senior note, 144A, 7.875%, 4/30/18	United States	4,100,000	$4,043,625
[e] Clear Channel Worldwide Holdings Inc., senior note,
A, 144A, 9.25%, 12/15/17	United States	3,000,000	3,052,500
B, 144A, 9.25%, 12/15/17	United States	12,000,000	12,270,000
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	8,000,000	8,120,000
EchoStar DBS Corp., senior note,
7.75%, 5/31/15	United States	5,000,000	5,050,000
7.125%, 2/01/16	United States	25,000,000	24,625,000
Lamar Media Corp., senior sub. note,
6.625%, 8/15/15	United States	17,800,000	16,999,000
B, 6.625%, 8/15/15	United States	10,000,000	9,450,000
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	20,000,000	20,100,000
LIN Television Corp.,
[e] senior note, 144A, 8.375%, 4/15/18	United States	3,800,000	3,771,500
senior sub. note, 6.50%, 5/15/13	United States	15,000,000	14,606,250
[e] Media General Inc., senior secured note, 144A, 11.75%, 2/15/17	United States	15,300,000	14,841,000
Quebecor Media Inc., senior note, 7.75%, 3/15/16	Canada	10,000,000	9,675,000
[j] Radio One Inc., senior sub. note,
6.375%, 2/15/13	United States	5,000,000	4,250,000
B, 8.875%, 7/01/11	United States	10,000,000	9,225,000
Salem Communications Corp., senior secured note, 9.625%, 12/15/16	United States	8,500,000	8,648,750
[e] Sinclair Television Group Inc., senior secured note, 144A, 9.25%, 11/01/17	United States	23,000,000	22,885,000
[e] Sitel LLC, senior note, 144A, 11.50%, 4/01/18	United States	15,000,000	13,987,500
[e] Univision Communications Inc.,
[i] senior note, 144A, PIK, 10.50%, 3/15/15	United States	5,538,781	4,626,189
senior secured note, 144A, 12.00%, 7/01/14	United States	5,000,000	5,400,000
[e] UPC Germany GmbH, senior secured bond, 144A, 8.125%, 12/01/17	Germany	14,900,000	14,825,366
[e] Virgin Media Secured Finance, senior secured note, 144A, 6.50%, 1/15/18	United Kingdom	12,400,000	12,245,000
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	25,000,000	26,000,000

			320,355,384

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
[e] Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	19,700,000	19,823,125
[e] Talecris Biotherapeutics Holdings Corp., senior note, 144A, 7.75%, 11/15/16	United States	9,500,000	9,310,000

			29,133,125

Real Estate 1.2%
FelCor Lodging LP, senior secured note, 10.00%, 10/01/14	United States	21,000,000	21,105,000
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	15,900,000	14,628,000

			35,733,000

Annual Report | 25

Franklin High Income Trust
Statement of Investments, May 31, 2010 (continued)

Franklin High Income Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Retailing 1.6%
Dollar General Corp., senior note, 10.625%, 7/15/15	United States	17,000,000	$18,615,000
Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	30,000,000	30,937,500

			49,552,500

Semiconductors & Semiconductor Equipment 1.1%
[e] Advanced Micro Devices Inc., senior note, 144A, 8.125%, 12/15/17	United States	6,100,000	6,016,125
Freescale Semiconductor Inc., senior note,
8.875%, 12/15/14	United States	30,000,000	27,150,000
10.125%, 12/15/16	United States	1,700,000	1,377,000

			34,543,125

Software & Services 1.5%
First Data Corp., senior note,
9.875%, 9/24/15	United States	4,000,000	3,240,000
9.875%, 9/24/15	United States	20,000,000	16,300,000
SunGard Data Systems Inc.,
senior note, 9.125%, 8/15/13	United States	11,100,000	11,266,500
senior sub. note, 10.25%, 8/15/15	United States	15,000,000	15,243,750

			46,050,250

Technology Hardware & Equipment 0.8%
Sanmina-SCI Corp.,
[b,e] senior note, 144A, FRN, 3.007%, 6/15/14	United States	5,000,000	4,700,000
senior sub. note, 6.75%, 3/01/13	United States	10,000,000	9,700,000
senior sub. note, 8.125%, 3/01/16	United States	10,000,000	9,575,000

			23,975,000

Telecommunication Services 8.9%
Crown Castle International Corp.,
senior bond, 7.125%, 11/01/19	United States	2,100,000	2,047,500
senior note, 9.00%, 1/15/15	United States	15,000,000	15,843,750
[e] Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	30,000,000	29,175,000
[e] Integra Telecom Inc., senior secured note, 144A, 10.75%, 4/15/16	United States	13,500,000	13,095,000
Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16	Bermuda	20,000,000	21,200,000
Intelsat Subsidiary Holding Co. Ltd., senior note,
8.50%, 1/15/13	Bermuda	25,000,000	25,312,500
[e] 144A, 8.875%, 1/15/15	Bermuda	5,000,000	5,050,000
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	United States	30,000,000	31,050,000
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	5,600,000	5,810,000
[e] New Communications Holdings, senior note, 144A,
8.25%, 4/15/17	United States	4,300,000	4,278,500
8.50%, 4/15/20	United States	10,000,000	9,900,000
8.75%, 4/15/22	United States	11,100,000	10,961,250
Qwest Communications International Inc., senior note,
7.50%, 2/15/14	United States	10,000,000	9,900,000
B, 7.50%, 2/15/14	United States	15,000,000	14,850,000
26 | Annual Report

Franklin High Income Trust
Statement of Investments, May 31, 2010 (continued)

Franklin High Income Fund	Country	Principal Amount[a]		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
[h] RSL Communications PLC,
senior discount note, 10.125%, 3/01/08	United Kingdom	44,500,000		$556,250
senior note, 12.00%, 11/01/08	United Kingdom	6,250,000		78,125
[e] SBA Telecommunications Inc., senior note, 144A, 8.25%, 8/15/19	United States	10,350,000		10,841,625
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	30,000,000		29,625,000
[e] Wind Acquisition Finance SA, senior note, 144A, 12.00%, 12/01/15	Italy	25,000,000		25,875,000
[e,i] Wind Acquisition Holding, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	5,000,000	EUR	5,444,797

				270,894,297

Transportation 1.9%
[e] Ceva Group PLC, senior secured note, 144A,
11.625%, 10/01/16	United Kingdom	3,700,000		3,875,750
11.50%, 4/01/18	United Kingdom	18,700,000		19,354,500
[e] Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	20,000,000		20,800,000
[e] Marquette Transportation Co. Inc./Finance Corp., senior secured note, 144A, 10.875%, 1/15/17	United States	13,300,000		13,167,000

				57,197,250

Utilities 4.1%
Ameren Corp., senior note, 8.875%, 5/15/14	United States	9,250,000		10,594,488
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	12,200,000		13,374,579
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	15,000,000		12,450,000
ESI Tractebel Acquisition Corp., secured note, 7.99%, 12/30/11	United States	3,688,000		3,706,440
[e] Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	25,000,000		25,125,000
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	8,500,000		8,415,000
7.375%, 2/01/16	United States	20,000,000		19,400,000
7.375%, 1/15/17	United States	5,000,000		4,762,500
Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15	United States	40,000,000		27,100,000

				124,928,007

Total Corporate Bonds (Cost $2,869,288,980)				2,842,108,220

		Shares/Warrants
Common Stocks and Other Equity Interests 0.3%
Automobiles & Components 0.0%[k]
[l,m] Cambridge Industries Liquidating Trust Interest	United States	4,853,892		—
[g,m,n] Harvard Industries Inc.	United States	793,966		7,940

				7,940

Commercial & Professional Services 0.0%
[l,m,n] VS Holdings Inc.	United States	1,685,375		—

Annual Report | 27

Franklin High Income Trust
Statement of Investments, May 31, 2010 (continued)

Franklin High Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Media 0.3%
[m] Charter Communications Inc., wts., 11/30/14	United States	38,880	$251,748
[m] Dex One Corp.	United States	393,939	8,067,870

			8,319,618

Total Common Stocks and Other Equity Interests (Cost $39,552,675)			8,327,558

Preferred Stocks 0.2%
Banks 0.0%[k]
[m] Freddie Mac, 8.375%, pfd., Z	United States	400,000	420,000

Diversified Financials 0.2%
[e] GMAC Inc., 7.00%, pfd., 144A	United States	8,059	6,062,383

Total Preferred Stocks (Cost $12,860,945)			6,482,383

Total Investments before Short Term Investments (Cost $2,980,531,643)			2,914,632,797

Short Term Investments (Cost $69,133,587) 2.3%
Money Market Funds 2.3%
[o] Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	69,133,587	69,133,587

Total Investments (Cost $3,049,665,230) 98.0%			2,983,766,384
Other Assets, less Liabilities 2.0%			60,095,496

Net Assets 100.0%			$3,043,861,880

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.

[b]	The coupon rate shown represents the rate at period end.

[c]	See Note 1(e) regarding senior floating rate interests.

[d]	Security purchased on a delayed delivery basis. See Note 1(c).

[e]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2010, the aggregate value of these securities was $934,462,508, representing 30.70% of net assets.

[f]	Perpetual security with no stated maturity date.

[g]	Security has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2010, the aggregate value of these securities was $8,845, representing less than 0.01% of net assets.

[h]	See Note 8 regarding defaulted securities.

[i]	Income may be received in additional securities and/or cash.

[j]	See Note 12 regarding other considerations.

[k]	Rounds to less than 0.1% of net assets.

[l]	See Note 9 regarding restricted securities.

[m]	Non-income producing.

[n]	See Note 11 regarding holdings of 5% voting securities.

[o]	See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.
28 | Annual Report

Franklin High Income Trust
Statement of Investments, May 31, 2010 (continued)
     Franklin High Income Fund
At May 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).
Forward Exchange Contract

					Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Contract Amount	Date	Appreciation	Depreciation
Euro	DBAB	Sell	4,868,750	$7,098,151	12/15/10	$1,094,363	$—

See Abbreviations on page 47.
Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Franklin High Income Trust
Financial Statements
Statement of Assets and Liabilities
May 31, 2010

Franklin High
Income Fund
Assets:
Investments in securities:
Cost — Unaffiliated issuers	$2,953,307,782
Cost — Non-controlled affiliated issuers (Note 11)	27,223,861
Cost — Sweep Money Fund (Note 7)	69,133,587

Total cost of investments	$3,049,665,230

Value — Unaffiliated issuers	$2,914,624,857
Value — Non-controlled affiliated issuers (Note 11)	7,940
Value — Sweep Money Fund (Note 7)	69,133,587

Total value of investments	2,983,766,384
Cash	66,444
Receivables:
Investment securities sold	10,606,423
Capital shares sold	15,453,338
Interest	64,877,282
Unrealized appreciation on forward exchange contracts	1,094,363
Other assets	5,926

Total assets	3,075,870,160

Liabilities:
Payables:
Investment securities purchased	20,365,701
Capital shares redeemed	9,215,603
Affiliates	1,929,638
Accrued expenses and other liabilities	497,338

Total liabilities	32,008,280

Net assets, at value	$3,043,861,880

Net assets consist of:
Paid-in capital	$4,057,212,006
Undistributed net investment income	4,287,602
Net unrealized appreciation (depreciation)	(64,804,483)
Accumulated net realized gain (loss)	(952,833,245)

Net assets, at value	$3,043,861,880

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin High Income Trust
Financial Statements (continued)
Statement of Assets and Liabilities (continued)
May 31, 2010

Franklin High
Income Fund
Class A:
Net assets, at value	$2,286,144,037

Shares outstanding	1,210,878,937

Net asset value per share[a]	$1.89

Maximum offering price per share (net asset value per share ÷ 95.75%)	$1.97

Class B:
Net assets, at value	$48,365,620

Shares outstanding	25,706,844

Net asset value and maximum offering price per share[a]	$1.88

Class C:
Net assets, at value	$398,291,866

Shares outstanding	209,533,881

Net asset value and maximum offering price per share[a]	$1.90

Class R:
Net assets, at value	$122,056,480

Shares outstanding	63,980,650

Net asset value and maximum offering price per share	$1.91

Advisor Class:
Net assets, at value	$189,003,877

Shares outstanding	100,004,906

Net asset value and maximum offering price per share	$1.89

[a]	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Franklin High Income Trust
Financial Statements (continued)
Statement of Operations
for the year ended May 31, 2010

Franklin High
Income Fund
Investment income:
Dividends:
Unaffiliated issuers	$567,354
Sweep Money Fund (Note 7)	834
Interest	261,874,621

Total investment income	262,442,809

Expenses:
Management fees (Note 3a)	13,242,248
Distribution fees: (Note 3c)
Class A	3,148,341
Class B	401,934
Class C	2,477,239
Class R	422,889
Transfer agent fees (Note 3e)	3,502,607
Custodian fees (Note 4)	41,635
Reports to shareholders	275,474
Registration and filing fees	169,662
Professional fees	88,921
Trustees’ fees and expenses	131,441
Other	81,787

Total expenses	23,984,178
Expense reductions (Note 4)	(865)

Net Expenses	23,983,313

Net investment income	238,459,496

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(69,878,851)
Foreign currency transactions	68,892

Net realized gain (loss)	(69,809,959)

Net change in unrealized appreciation (depreciation) on:
Investments	401,871,624
Translation of other assets and liabilities denominated in foreign currencies	1,094,363

Net change in unrealized appreciation (depreciation)	402,965,987

Net realized and unrealized gain (loss)	333,156,028

Net increase (decrease) in net assets resulting from operations	$571,615,524

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin High Income Trust
Financial Statements (continued)
Statements of Changes in Net Assets

	Franklin High Income Fund
	Year Ended May 31,
	2010	2009
Increase (decrease) in net assets:
Operations:
Net investment income	$238,459,496	$184,421,415
Net realized gain (loss) from investments and foreign currency transactions	(69,809,959)	(139,105,758)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	402,965,987	(271,294,319)

Net increase (decrease) in net assets resulting from operations	571,615,524	(225,978,662)

Distributions to shareholders from net investment income:
Class A	(175,366,494)	(154,892,962)
Class B	(4,833,477)	(7,086,480)
Class C	(28,567,650)	(23,592,783)
Class R	(6,124,988)	(2,797,570)
Advisor Class	(16,036,124)	(5,861,050)

Total distributions to shareholders	(230,928,733)	(194,230,845)

Capital share transactions: (Note 2)
Class A	218,240,503	104,211,360
Class B	(27,545,671)	(27,209,843)
Class C	43,060,618	31,392,792
Class R	72,665,791	12,076,300
Advisor Class	15,485,859	96,256,152

Total capital share transactions	321,907,100	216,726,761

Redemption fees	—	6,343

Net increase (decrease) in net assets	662,593,891	(203,476,403)
Net assets:
Beginning of year	2,381,267,989	2,584,744,392

End of year	$3,043,861,880	$2,381,267,989

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$4,287,602	$(7,600,483)

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin High Income Trust
Notes to Financial Statements
Franklin High Income Fund
1. Organization and Significant Accounting Policies
Franklin High Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin High Income Fund (Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.
The following summarizes the Fund’s significant accounting policies.
a. Security Valuation
Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.
Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.
Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.
34 | Annual Report

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
1. Organization and Significant Accounting Policies (continued)
a. Security Valuation (continued)
The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustee.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.
Annual Report | 35

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
1. Organization and Significant Accounting Policies (continued)
c. Securities Purchased on a Delayed Delivery Basis
The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.
d. Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.
Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.
The Fund generally enters into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.
e. Senior Floating Rate Interests
Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.
36 | Annual Report

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
1. Organization and Significant Accounting Policies (continued)
e. Senior Floating Rate Interests (continued)
Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.
f. Income Taxes
It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of May 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.
g. Security Transactions, Investment Income, Expenses and Distributions
Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.
h. Accounting Estimates
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Annual Report | 37

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
1. Organization and Significant Accounting Policies (continued)
i. Redemption Fees
A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.
j. Guarantees and Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At May 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2010		2009
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	355,877,697	$660,650,298	337,240,782	$525,055,856
Shares issued in reinvestment of distributions	62,625,173	115,573,917	56,709,389	90,707,824
Shares redeemed	(298,897,839)	(557,983,712)	(321,819,937)	(511,552,320)

Net increase (decrease)	119,605,031	$218,240,503	72,130,234	$104,211,360

Class B Shares:
Shares sold	2,714,354	$4,940,557	4,238,933	$6,687,532
Shares issued in reinvestment of distributions	1,568,608	2,868,928	2,307,147	3,717,055
Shares redeemed	(19,078,297)	(35,355,156)	(23,420,912)	(37,614,430)

Net increase (decrease)	(14,795,335)	$(27,545,671)	(16,874,832)	$(27,209,843)

Class C Shares:
Shares sold	68,347,621	$127,043,124	65,250,921	$102,673,592
Shares issued in reinvestment of distributions	10,554,251	19,576,350	8,838,473	14,226,788
Shares redeemed	(55,132,143)	(103,558,856)	(53,252,587)	(85,507,588)

Net increase (decrease)	23,769,729	$43,060,618	20,836,807	$31,392,792

38 | Annual Report

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
2. Shares of Beneficial Interest (continued)

	Year Ended May 31,
	2010		2009
	Shares	Amount	Shares	Amount
Class R Shares:
Shares sold	54,719,843	$103,176,759	16,616,021	$26,731,618
Shares issued in reinvestment of distributions	3,155,305	5,937,196	1,679,667	2,701,332
Shares redeemed	(19,223,630)	(36,448,164)	(10,645,503)	(17,356,650)

Net increase (decrease)	38,651,518	$72,665,791	7,650,185	$12,076,300

Advisor Class Shares:
Shares sold	92,950,425	$169,616,168	79,679,624	$124,108,956
Shares issued in reinvestment of distributions	4,247,411	7,841,259	2,674,861	4,205,620
Shares redeemed	(87,141,756)	(161,971,568)	(20,622,532)	(32,058,424)

Net increase (decrease)	10,056,080	$15,485,859	61,731,953	$96,256,152

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent
a. Management Fees
The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion
Annual Report | 39

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
3. Transactions with Affiliates (continued)
b. Administrative Fees
Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.
c. Distribution Fees
The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.
In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.
The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement Plan:
Class A	0.15%
Compensation Plans:
Class B	0.65%
Class C	0.65%
Class R	0.50%
d. Sales Charges/Underwriting Agreements
Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$715,264
Contingent deferred sales charges retained	$75,641
e. Transfer Agent Fees
For the year ended May 31, 2010, the Fund paid transfer agent fees of $3,502,607, of which $2,181,106 was retained by Investor Services.

40 | Annual Report

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
4. Expense Offset Arrangement
The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.
5. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2011	$291,020,377
2012	273,193,753
2013	56,708,693
2014	100,305,761
2017	74,931,197
2018	146,834,317

$942,994,098

On May 31, 2010, the Fund had expired capital loss carryforwards of $147,493,159, which were reclassified to paid-in capital.
For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2010, the Fund deferred realized capital losses of $9,839,145.
The tax character of distributions paid during the years ended May 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$230,928,733	$194,230,845
At May 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$3,055,582,339

Unrealized appreciation	$129,115,864
Unrealized depreciation	(200,931,819)

Net unrealized appreciation (depreciation)	$(71,815,955)

Undistributed ordinary income	$14,585,977

Annual Report | 41

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
5. Income Taxes (continued)
Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums and regulatory settlement.
Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind and bond discounts and premiums.
6. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2010, aggregated $1,476,761,134 and $1,131,931,246, respectively.
7. Investments in Institutional Fiduciary Trust Money Market Portfolio
The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.
8. Credit Risk and Defaulted Securities
At May 31, 2010, the Fund had 96.18% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.
The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2010, the aggregate value of these securities was $7,562,436, representing 0.25% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

42 | Annual Report

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
9. Restricted Securities
The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.
At May 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Acquisition
Shares	Issuer	Date	Cost	Value
4,853,892	Cambridge Industries Liquidating Trust Interest	1/09/02	$—	$—
1,685,375	VS Holdings Inc.	12/06/01	1,685,375	—

	Total Restricted Securities (0.00% of Net Assets)			$—

10. Other Derivative Information
At May 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$1,094,363	Unrealized depreciation on forward exchange contracts	$—

Annual Report | 43

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
10. Other Derivative Information (continued)
For the year ended May 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Changes in
			Unrealized	Average
			Appreciation	Amount
Derivative Contracts		Realized Gain	(Depreciation)	Outstanding
Not Accounted for as	Statement of	(Loss) for the	for the	During the
Hedging Instruments	Operations Locations	Year	Year	Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$—	$1,094,363	$3,121,253

[a]	Represents the average notional amount for other derivative contracts outstanding during the period.
See Note 1(d) regarding derivative financial instruments.
11. Holdings of 5% Voting Securities of Portfolio Companies
The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended May 31, 2010, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value at		Realized
	at Beginning	Gross	Gross	at End of	End of	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	Year	Year	Income	Gain (Loss)
Harvard Industries Inc.	793,966	—	—	793,966	$7,940	$—	$—
VS Holdings Inc.	1,685,375	—	—	1,685,375	—	—	—

Total Affiliated Securities (0.00%[a] of Net Assets)					$7,940	$—	$—

[a]	Rounds to less than 0.01% of net assets.
12. Other Considerations
From time to time, officers, directors or employees of the Fund’s Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors’ committees which, pursuant to the Fund’s policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.

44 | Annual Report

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
13. Credit Facility
The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.
Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended May 31, 2010, the Fund did not utilize the Global Credit Facility.
14. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Report | 45

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
14. Fair Value Measurements (continued)
The following is a summary of the inputs used as of May 31, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities
Equity Investments:[a]
Automobiles & Components	$—	$—	$7,940	[b]	$7,940
Diversified Financials	—	6,062,383	—		6,062,383
Media	8,067,870	251,748	—		8,319,618
Other Equity Investments[c]	420,000	—	—	[b]	420,000
Senior Floating Rate Interests	—	57,714,636	—		57,714,636
Corporate Bonds	—	2,842,107,315	905		2,842,108,220
Short Term Investments	69,133,587	—	—		69,133,587

Total Investments in Securities	$77,621,457	$2,906,136,082	$8,845	[b]	$2,983,766,384

Forward Exchange Contracts	—	1,094,363	—		1,094,363

[a]	Includes common and preferred stock as well as other equity investments.

[b]	Includes securities determined to have no value at May 31, 2010.

[c]	For detailed industry descriptions, see the accompanying Statement of Investments.
At May 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, was as follows:

							Net Change
			Net Change				in Unrealized
			in				Appreciation
	Balance at	Net	Unrealized	Net	Transfer	Balance	(Depreciation)
	Beginning	Realized	Appreciation	Purchases	In (Out) of	at End of	on Assets Held
	of Year	Gain (Loss)	(Depreciation)	(Sales)	Level 3	Year	at Year End
Assets
Equity Securities:
Automobiles & Components	$7,940 [a]	$—	$—	$—	$—	$7,940 [b]	$—
Corporate Bonds	473,205	(29,061,478)	29,596,797	(589,119)	(418,500)	905	—

Total	$481,145 [a]	$(29,061,478)	$29,596,797	$(589,119)	$(418,500)	$8,845 [b]	$—

[a]	Includes securities determined to have no value at May 31, 2009.

[b]	Includes securities determined to have no value at May 31, 2010.

46 | Annual Report

Franklin High Income Trust
Notes to Financial Statements (continued)
Franklin High Income Fund
15. New Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.
16. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty	Currency	Selected Portfolio

DBAB — Deutsche Bank AG	EUR — Euro	FRN — Floating Rate Note
L/C — Letter of Credit
PIK — Payment-In-Kind

Annual Report | 47

Franklin High Income Trust
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Franklin High Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Fund (the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
July 19, 2010

48 | Annual Report

Franklin High Income Trust
Tax Designation (unaudited)
Franklin High Income Fund
Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $198,782,262 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2010.

Annual Report | 49

Franklin High Income Trust
Board Members and Officers
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Harris J. Ashton (1932)	Trustee	Since 2007	131	Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	108	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	131	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison — United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	131	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

50 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	131	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years:
Senior Vice President — Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	108	None
Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President — Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President — Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2007	131	None
Principal Occupation During Past 5 Years:
Chairman of the Board, Member — Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Annual Report | 51

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1978	51	None
Principal Occupation During Past 5 Years:
Vice Chairman, Member — Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President — AML Compliance	Chief Compliance Officer since 2004 and Vice President — AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer — Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

52 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since August 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer — Investment Management	Since April 2010	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since August 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Annual Report | 53

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
*    We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**   Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Prior to May 31, 2010, Robert F. Carlson and Frank W.T. LaHaye each ceased to be a trustee of the Trust.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

54 | Annual Report

Franklin High Income Trust
Shareholder Information
Franklin High Income Fund
Board Review of Investment Management Agreement
At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin High Income Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, brokerage commissions and execution, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.
In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.
NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

Annual Report | 55

Franklin High Income Trust
Shareholder Information (continued)
Franklin High Income Fund
Board Review of Investment Management Agreement (continued)
complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2009, as well as the previous 10 years

56 | Annual Report

Franklin High Income Trust
Shareholder Information (continued)
Franklin High Income Fund
Board Review of Investment Management Agreement (continued)
ended on such date in comparison to a performance universe consisting of all retail and institutional high current yield funds as selected by Lipper. The Lipper report showed the Fund’s income return during 2009 to be in the second-highest quintile of such performance universe and on an annualized basis to also be in the second-highest quintile of such performance universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return during 2009 to be in the second-lowest quintile of such performance universe, but on an annualized basis to be in either the highest or second-highest quintile of such performance universe for each of the previous three-, five- and 10-year periods. Management explained that the Fund’s relative total performance in 2009 reflected a somewhat more conservative positioning going into the year, which resulted in a lower weighting relative to certain of its Lipper peers in the lowest quality tiers of the high yield market, which types of securities had performed well in the 2009 market recovery. The Board was satisfied with the Fund’s comparative performance, noting management’s explanation and the fact that the primary investment objective of the Fund is to earn a high level of income.
COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the Fund’s contractual investment management fee rate, as well as its actual total expense ratio in each case to be the least expensive in its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.
MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal

Annual Report | 57

Franklin High Income Trust
Shareholder Information (continued)
Franklin High Income Fund
Board Review of Investment Management Agreement (continued)
year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.
ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through investment management fee breakpoints so that as a fund grows in size, its effective investment management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets, with additional breakpoints continuing thereafter. At December 31, 2009, the Fund had net

58 | Annual Report

Franklin High Income Trust
Shareholder Information (continued)
Franklin High Income Fund
Board Review of Investment Management Agreement (continued)
assets of approximately $3 billion. In considering such fee structure, the Board took into account management’s position that fees reach a relatively low rate quickly and that such low rate, in effect, reflects anticipated economies of scale as assets increase as shown in the Fund’s favorable contractual investment management fee and total expense comparisons within its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.
Proxy Voting Policies and Procedures
The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.
Quarterly Statement of Investments
The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.
Householding of Reports and Prospectuses
You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 59

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Franklin Templeton Funds
Literature Request. To receive a summary prospectus and/or prospectus, please call us at (800) DIAL BEN/(800) 342-5236 or visit franklintempleton.com. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read a prospectus before investing. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund2
Mutual Shares Fund
BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund
GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund
GLOBAL
Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund
INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets
Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund
HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund
ASSET ALLOCATION
Franklin Templeton Corefolio® Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund3
Franklin Templeton Growth Allocation Fund3
Franklin Templeton Moderate Allocation Fund3
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund
FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government
Securities Fund4
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund
TAX-FREE INCOME5
National
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund6
Limited-/Intermediate-Term
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund
State-Specific

Alabama	Michigan[8]
Arizona	Minnesota[8]
California[7]	Missouri
Colorado	New Jersey
Connecticut	New York[7]
Florida	North Carolina
Georgia	Ohio[8]
Kentucky	Oregon
Louisiana	Pennsylvania
Maryland	Tennessee
Massachusetts[8]	Virginia
INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust9

1.	The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2.	The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%—25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

3.	Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds’ investment goals and principal investment strategies remained unchanged.

4.	An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5.	For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.	The fund invests primarily in insured municipal securities.

7.	These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

8.	The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word “Insured” from the fund name. The changes became effective 2/15/09.

9.	The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.
07/10

Not part of the annual report

One Franklin Parkway San Mateo, CA 94403-1906
Sign up for electronic delivery
on franklintempleton.com
Annual Report and Shareholder Letter
Franklin High Income fund
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton.com
Shareholder Services
(800) 632-2301
Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.
© 2010 Franklin Templeton Investments. All rights reserved.
105 A 07/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is  "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $49,337 for the fiscal year ended May 31, 2010 and $50,887 for the fiscal year ended May 31, 2009.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $762 for the fiscal year ended May 31, 2010 and $6,000 for the fiscal year ended May 31, 2009. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2010 and $1,918 for the fiscal year ended May 31, 2009.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2010 and $282,159 for the fiscal year ended May 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $762 for the fiscal year ended May 31, 2010 and $290,077 for the fiscal year ended May 31, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.           N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 27, 2010

By /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  July 27, 2010